UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23727

ARES PRIVATE MARKETS FUND

(Exact name of registrant as specified in charter)

245 PARK AVENUE

44TH FLOOR

NEW YORK, NEW YORK 10167

(Address of principal executive offices)(Zip code)

Ian Fitzgerald c/o 245 Park Avenue, 44th Floor New York, New York 10167 (Name and Address of Agent for Service)
Copy to:
Nicole M. Runyan, P.C. Kirkland & Ellis LLP 601 Lexington Avenue New York, NY 10022

Registrant’s telephone number, including area code: (212) 750-7300

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

# 2023

## ARES PRIVATE MARKETS FUND

# Semi-Annual Report

SEPTEMBER 30, 2023

ARES | WEALTH MANAGEMENT SOLUTIONS

Ares Private Markets Fund	Performance Overview
September 30, 2023 (Unaudited)

Performance Overview

For the period ended September 30, 2023, Ares Private Markets Fund (the “Fund”) generated net total returns of 4.79%, 4.65% and 4.44% for its Class I Shares, Class D Shares, and Class A Shares, respectively. The Fund’s performance was mainly driven by a combination of gain and discount at purchase of its Secondary Investments, which account for 98% the Fund’s investment portfolio.

Market Conditions

Following up on a very challenging year where public equities were down significantly (MSCI World Index down 19.5% and S&P 500 Index down 19.4% for 2022), public equities were up for the first half of 2023 Index (MSCI World Index up 15.1% and S&P 500 Index up 16.6%), before shedding some of those gains in the third quarter (MSCI World Index down 3.46% and S&P 500 down 3.39%). In contrast, according to Burgiss, global buyouts were down only 2.1% for 2022 and were up 4.83% for the first half of 2023.1

Exits and liquidity were under pressure in 2022 and continued to be under pressure through the first three quarters of 2023. According to Bain and Company, global M&A activity for 2022 was down 12% from 2021 in terms of deal volume, but down by a more significant 36% in terms of deal value.2 So far, global buyout exits continue to be down in 2023, with annualized exit values down 54% and exit counts down 30% from 2022.3 Liquidity and distributions continued to be lighter than historical averages, according to Burgiss, as distributions dropped from the mid-teens in 2022 to below 10% in the first two quarters of 2023, significantly down from historical averages of 20-30% annually.4

Historically, private market fundraising has tended to correlate strongly with public market performance. Investors tend to commit more to private markets when public markets are strong, and less when public markets are weak. We are seeing the same phenomenon now. According to Bain, fundraising has slowed significantly throughout 2023, as the value of private capital raised has declined by 35% from the same period a year ago.5 Annualized figures for 2023 show that private capital fund-raising is expected to drop 28% in terms of capital raised compared with full-year 2022. Historically, vintages that were more popular with investors (e.g., 2005-2007) have tended to underperform, while vintages that were less popular with investors (e.g., 2009-2010) have tended to outperform. We will seek to take advantage of this market dynamic by continuing to invest in private markets throughout all cycles as we believe, based on historical investment trends, staying the course would seem to be a much better strategy than pulling back.

Following the second largest year for global secondaries volume of $108 billion in 2022 despite the challenging macroeconomic and geopolitical environment, volume in the first half of 2023 was down approximately 28% across the entire industry, impacting both the LP-led and GP-led segments. Continuing the theme of 2022 where LP portfolios represented a larger share of the market for the first time since 2019 at 52-57% of estimated volume, LP portfolios represented up to 60% of volume in the first half of 2023, with volume picking up in Q3 after a slower than historical H1 2023. Several factors contributed to this including the denominator effect, investors allocating larger commitments to fewer managers to consolidate holdings and oversight, and portfolio rebalancing efforts to best position for the changing market environment. As a result, the price discounts that returned to the market in 2022 have persisted and accelerated in 2023, with approximately 75% of LP led portfolios pricing at double digit discounts in 2023 vs. approximately 65% in 2022.6

On the GP-led side, while traditional exit markets (e.g., IPOs, secondary buyouts and strategic M&A) have remained largely closed, volume was down due to several factors. First, pricing remained strong, particularly in the single asset GP-led market (~60% of transaction pricing at or above NAV) driving a flight to only transacting on the best assets. Second, lead and syndicate ticket sizes continued a downward trend, with no lead tickets observed above $300M or syndicate tickets above $100M.7 GPs continue to look for liquidity options for their assets, and as a result, we anticipate that the GP-led market will thaw in the second half of 2023 as the demand for liquidity by LPs increases and price capitulation occurs. In short, we anticipate a pickup in H2 2023 volume in both the LP and GP led markets that could still result in total year-end volume crossing $100B.

While periods of market volatility and uncertainty create challenges across the investment landscape, we believe that they present unique opportunities to purchase high quality, durable assets managed by top performing managers at attractive prices. Consequently, we believe that the current market environment represents an attractive opportunity to deploy capital. As we continue to navigate through 2023, we believe that the continued impact of the denominator effect and fundraising timeline pressure from sponsors will continue to catalyze elevated levels of limited partner-led activity at attractive pricing, and limited accessibility to IPO, M&A and debt markets may result in an increase in levels of GP-led activity at attractive valuations as sponsors seek alternative paths to provide liquidity to limited partners. Given its flexible investment strategy, we believe that the Fund offers a compelling combination of diversification and downside protection. We maintain strong conviction in the current portfolio positioning and believe that the Fund is currently in a good position to meet its investment objective going forward.

Semi-Annual Report | September 30, 2023	1

Ares Private Markets Fund	Performance Overview
September 30, 2023 (Unaudited)

Investment Program

Since inception, the Fund has acquired 46 investments across traditional secondaries, GP-led secondaries, structured solutions, co-investments and primary commitments. These investments complement the Fund’s seed portfolio of 11 traditional secondaries interests, providing investors with exposure to over 1,500 underlying portfolio companies. As of September 30, 2023, secondaries investments accounted for 98% of the Fund’s investment portfolio, with over 90% of the Fund’s portfolio held in buyout investments. As of September 30, 2023, the Fund’s underlying portfolio company exposure is 76% in North America and 24% in Europe and 3% in the Rest of the World. The Fund actively deployed capital across a variety of investment opportunities and continues to provide its investor base with a diversified portfolio.

[1]	Burgiss, Private Capital Maintains Steady Performance, but Venture Capital Funds Post a Sixth Consecutive Quarterly Decline, September 23, 2023; Burgiss, Q4 2022 Results Are In: Private Equity, Debt and Real Asset Funds Up; Venture capital Down; Dry Powder Remains High, May 2, 2023; and Burgiss Manager Universe Global Funds Index data through Q2 2023 from MSCI Burgiss, reported as of November 19, 2023.

[2]	Bain & Company, Global M&A Report 2023, January 31, 2023; PitchBook, Q3 2023 US PE Breakdown, October 10, 2023.

[3]	Bain & Company, Stuck in Place: Private Equity Midyear Report 2023: Stalled dealmaking and exits have jammed the capital flywheel, putting a premium on liquidity, July 17, 2023.

[4]	Burgiss, Private Capital Maintains Steady Performance.

[5]	Bain & Company, Stuck in Place.

[6]	Lazard, Interim Secondary Market Report 2023, September 7, 2023.

[7]	Lazard, Interim Secondary Market Report 2023.

2	www.areswmsresources.com

Ares Private Markets Fund	Performance Overview
September 30, 2023 (Unaudited)

Average Annual Total Returns (as of September 30, 2023)

	1 Month	Quarter	6 Month	Year to date	Since Inception	Inception Date
Ares Private Markets Fund - Class A	-0.07%	–	–	–	4.44%	8/1/23
Ares Private Markets Fund - Class A#	-3.56%	–	–	–	0.79%	8/1/23
Ares Private Markets Fund - Class I	0.04%	4.36%	4.79%	10.54%	9.47%	4/1/22
Ares Private Markets Fund - Class D	0.00%	4.26%	4.65%	10.27%	12.43%	9/1/22
MSCI World Index	-4.31%	-3.46%	3.37%	11.10%	-4.24%	4/1/22	*

Past performance is not indicative of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. For the period ended September 30, 2023, the Fund’s total annual expense ratio, before fee waivers, was 4.05% for Class I, 4.66% for Class D, and 6.20% for Class A. For the period ended September 30, 2023, after fee waivers, the Fund’s total annual expense ratio was 3.30% for Class I, 3.98% for Class D and 5.67% for Class A.

#	The Average Annual Total Returns include the impact of the maximum sales load of 3.50%.

*	April 1, 2022 is not the inception date of the MSCI World Index.

Performance of $25,000 Initial Investment (as of September 30, 2023)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in Class I Shares of the Fund since inception. The required minimum initial investment by a shareholder in the Fund is $25,000. The result is compared with a broad-based market index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. An investor cannot invest directly in an index. The market index has not been reduced to reflect any of the fees and costs of investing. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares.

Impact of the Fund's Distribution Policy

The Fund does not have a policy or practice of maintaining a specified level of distributions to shareholders for the period ended September 30, 2023. The Fund intends to qualify annually as a regulated investment company under the Internal Revenue Code of 1986, as amended, and intends to distribute at least 90% of its annual net taxable income to its investors. From time to time, the Fund may also pay special interim distributions at the discretion of its Board of Trustees. In general, this practice does not affect the Fund's investment strategy and may reduce the Fund's net asset value. This practice also does not generally result in a return of capital to investors.

Semi-Annual Report | September 30, 2023	3

Ares Private Markets Fund	Performance Overview
September 30, 2023 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Vista Equity Partners V LP	9.32%
WE Strategic Partners SPE-A, L.P.	9.15%
Platinum Equity Capital Partners IV, L.P.	8.03%
Insight Partners Continuation Fund II, L.P.	7.39%
Livingbridge 6 LP	6.12%
New Mountain Partners V, L.P.	4.77%
BSP Summer Investors L.P.	4.00%
BSP Summer Investors (PMF) L.P.	4.00%
Warburg Pincus XII, L.P.	3.20%
Towerbrook TMX Continuation Fund, L.P.	3.19%
Top Ten Holdings	58.79%

Asset Allocation (as a % of Net Assets)*

*            Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

4	www.areswmsresources.com

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2023 (Unaudited)

Private Assets - 89.97%	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Direct Investments/Co-Investments 0.73%
KKR Olympus Co-Invest L.P.(a)(b)	North America	10/18/2022	$2,585,212	$2,843,878	0.73%

Primary Investments 1.50%(a)
Arlington Capital Partners VI, L.P.(b)(c)	North America	7/27/2023	2,607,667	2,675,681	0.69%
Integrum Cap Partners LP(b)(c)	North America	12/2/2022	2,839,665	3,165,946	0.81%

Secondary Investments 87.74%(a)
Apollo Investment Fund IX, L.P.(b)(c)	North America	4/1/2022	3,593,672	4,843,169	1.24%
Audax Mezzanine Fund III	North America	9/29/2023	30,393	45,642	0.01%
Audax Private Equity Fund III, L.P.(c)	North America	9/29/2023	168,234	197,402	0.05%
BSP Summer Investors (PMF) L.P.(b)(c)	North America	8/31/2023	10,286,015	15,595,233	4.00%
BSP Summer Investors L.P.(b)(c)	North America	8/31/2023	10,286,015	15,595,233	4.00%
Capvest Strategic Opportunities 3 SCSP(b)	North America	8/3/2022	12,180,059	12,393,768	3.18%
Carlyle Partners VIII, L.P.(c)	North America	9/29/2023	1,808,431	2,076,195	0.53%
CD&R Value Building Partners I, L.P.	North America	9/30/2023	112,672	192,366	0.05%
Charterhouse Capital Partners X, L.P.	Europe	9/28/2023	120,353	237,803	0.06%
Clayton, Dubilier & Rice Fund IX, L.P.(c)	North America	9/30/2023	308,968	415,799	0.11%
Clayton, Dubilier & Rice Fund X, L.P.(c)	North America	9/30/2023	623,031	689,874	0.18%
DFW Capital Partners V, L.P.(b)(c)	North America	4/1/2022	9,472,548	8,368,649	2.15%
EnCap Energy Capital Fund IX(c)	North America	9/29/2023	29,090	63,002	0.02%
Gryphon Partners 3.5, L.P.(c)	North America	9/30/2023	51,558	50,377	0.01%
Gryphon Partners IV, L.P.(c)	North America	9/30/2023	303,163	468,990	0.12%
Hamilton Lane Co-Investment Fund II, L.P.(c)	North America	9/29/2023	104,726	179,402	0.05%
Insight Partners Coinvestment Fund II	North America	9/30/2023	745,715	821,864	0.21%
Insight Partners Coinvestment Fund III(c)	North America	9/30/2023	53,735	95,609	0.02%
Insight Partners Continuation Fund II, L.P.(b)(c)	North America	3/31/2023	22,562,500	28,768,709	7.39%
Insight Partners VII(c)	North America	9/30/2023	1,504,872	1,627,163	0.42%
Insight Partners VIII(c)	North America	9/30/2023	1,597,012	2,147,004	0.55%
Kelso Investment Associates VII, L.P.	North America	9/29/2023	1,520	2,249	0.00	%(d)
KKR Americas Fund XII (EEA) L.P.(b)(c)	North America	4/1/2022	6,095,271	6,015,521	1.54%
KKR Indigo Equity Partners A L.P.(b)	North America	6/8/2022	880,180	872,504	0.22%
KKR Indigo Equity Partners B L.P.(b)	North America	6/8/2022	12,500,000	12,437,757	3.19%
KKR North America Fund XI, L.P.(b)(c)	North America	4/1/2022	1,840,413	1,869,364	0.48%
Linden Opportunities Fund LP(b)(c)	North America	9/1/2022	8,485,370	8,438,948	2.17%
Livingbridge 6 LP(b)(c)	Europe	4/1/2022	16,814,943	23,817,990	6.12%
Livingbridge Enterprise 2 LP(b)(c)	Europe	4/1/2022	4,333,333	3,021,389	0.78%
Lorient Peregrine Investment, LP(b)	North America	11/25/2022	10,066,631	11,048,269	2.84%
Madison Dearborn Capital Partners VII, L.P.(b)(c)	North America	4/1/2022	9,891,637	11,405,473	2.93%
Mithras Capital Fund LP(c)	Europe	9/29/2023	28,243	43,559	0.01%
New Leaf Ventures I, L.P.	North America	9/29/2023	9,657	14,305	0.00	%(d)
New Mountain Partners V, L.P.(b)(c)	North America	3/31/2023	14,587,165	18,592,093	4.77%
Permira V G.P. L.P.(c)	Europe	9/28/2023	232,116	379,770	0.10%
Platinum Equity Capital Partners IV, L.P.(b)(c)	North America	6/30/2022	31,043,672	31,292,471	8.03%
Providence Equity Partners VI L.P.(c)	North America	9/30/2023	12,330	14,718	0.00	%(d)
Providence Equity Partners VIII, L.P.(c)	North America	9/30/2023	938,784	1,051,521	0.27%
Silver Cup Holdings V, L.P.(c)	North America	9/30/2023	1,407,859	2,049,967	0.53%
Silver Cup Holdings V, L.P. - C(c)	North America	9/30/2023	226,163	329,313	0.08%
The Sixth Cinven Fund(b)(c)	Europe	6/26/2023	6,091,558	6,724,116	1.73%
THL Fund IX Investors (Star II), L.P.(b)	North America	9/29/2023	996,931	997,031	0.26%
Thomas H. Lee Equity Fund VII, L.P.(c)	North America	9/29/2023	212,386	302,613	0.08%
Towerbrook TMX Continuation Fund, L.P.(b)(c)	North America	6/13/2022	11,741,090	12,198,161	3.13%
TPG Partners IV, L.P.(c)	North America	9/30/2023	2,610	3,414	0.00	%(d)
TPG Partners V, L.P.(c)	North America	9/30/2023	0	100	0.00	%(d)
TPG Partners VI, L.P.(b)(c)	North America	4/1/2022	385,859	323,381	0.08%
TPG Partners VII, L.P.(b)(c)	North America	4/1/2022	9,955,338	9,123,443	2.34%

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2023	5

Ares Private Markets Fund	Consolidated Schedule of Investments
September 30, 2023 (Unaudited)

Private Assets - 89.97% (continued)	Geographic Region	Acquisition Date	Cost	Fair Value	Percentage of Net Assets
Secondary Investments 87.74%(a) (continued)
TPG Star, L.P.(c)	North America	9/30/2023	$46,585	$63,188	0.02%
Vista Equity Partners V LP(b)(c)	North America	4/1/2022	33,662,234	36,302,870	9.32%
Warburg Pincus XII, L.P.(b)(c)	North America	12/30/2022	10,541,263	12,469,091	3.20%
WE Strategic Partners SPE-A, L.P.(b)	North America	3/31/2023	24,180,000	35,626,500	9.15%

Total Private Assets			$301,186,447	$350,389,847

Short-Term Investments - 13.29%	Shares	Cost	Fair Value
Money Market Funds - 13.29%
Goldman Sachs Financial Square Government Fund, Institutional Class, 5.15%(e)	51,755,166	51,755,166	51,755,166

Total Money Market Funds		51,755,166	51,755,166

Total Short-Term Investments		$51,755,166	$51,755,166

Total Investments - 103.26%		$352,941,613	$402,145,013
Liabilities in Excess of Other Assets (-3.26%)			(12,687,716)
Net Assets - 100.00%			$389,457,297

(a)	Investments have no redemption provisions, are issued in private placement transactions and are restricted as to resale. Total fair value of restricted securities amounts to $350,389,847, which represents approximately 89.97% of the Fund's net assets as of September 30, 2023.

(b)	Non-income producing security.

(c)	Additional capital has been committed but has not been fully funded by the Fund at September 30, 2023. See Note 13 for total unfunded investment commitments.

(d)	Rounds to less than 0.005%.

(e)	The rate shown is the annualized 7-day yield as of September 30, 2023.

See Notes to Consolidated Financial Statements.

6	www.areswmsresources.com

Ares Private Markets Fund	Consolidated Statement of Assets and Liabilities
September 30, 2023 (Unaudited)

ASSETS
Private Assets, at fair value (Cost $301,186,447 )	$350,389,847
Short-term investments, at fair value (Cost $51,755,166 )	51,755,166
Foreign currency, at value (Cost $46,968)	46,968
Dividend receivable	235,222
Due from Adviser	747,109
Prepaid expenses and other assets	877,483
Total assets	404,051,795
LIABILITIES
Payable for investments purchased	9,619,422
Administration and fund accounting fees payable	41,286
Administrative reimbursement payable to the Adviser (Note 4)	469,550
Transfer agent fees payable	12,355
Distribution and shareholder servicing fee payable (Note 4)	2,633
Advisory fee payable (Note 4)	1,302,795
Incentive fee payable (Note 4)	2,097,165
Line of credit fee payable	107,512
Trustees fees and expenses payable	77,680
Deferred tax liabilities	398,547
Accrued expenses and other liabilities	465,553
Total liabilities	14,594,498
Commitments and contingencies (see Note 13)
NET ASSETS	$389,457,297

COMPOSITION OF NET ASSETS
Paid-in capital	$349,782,306
Distributable Earnings/(Losses)	39,674,991
NET ASSETS	$389,457,297

Net Assets Attributable to:

Class I Shares	$384,682,888
Class D Shares	4,672,215
Class A Shares	102,194
$389,457,297
Shares Outstanding:
Class I Shares	13,632,368
Class D Shares	166,138
Class A Shares	3,628
13,802,133
Net Asset Value per Share:
Class I Shares	$28.22
Class D Shares	$28.12
Class A Shares	$28.17

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2023	7

Ares Private Markets Fund	Consolidated Statement of Operations
For the Six Months Ended September 30, 2023 (Unaudited)

For the Six
Months Ended
September 30, 2023
(Unaudited)
INVESTMENT INCOME
Dividend income	$1,564,425
Total investment income	$1,564,425

EXPENSES
Advisory fees (Note 4)	$2,452,226
Administration and fund accounting fees	132,481
Administrative reimbursement to the Adviser (Note 4)	848,130
Transfer agent fees	10,201
Distribution and shareholding servicing fee - Class A (Note 4)	109
Distribution and shareholding servicing fee - Class D (Note 4)	3,748
Professional fees	613,809
Custodian fees	37,942
Trustees' fees and expenses	159,967
Incentive fee (Note 4)	2,192,319
Credit facility fees (Note 5)	250,546
Other	402,750
Total expenses	7,104,228
Less fees reimbursed by Adviser (Note 4)	(1,302,210)
Net expenses	5,802,018
NET INVESTMENT LOSS	$(4,237,593)

NET REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) FROM PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on Private Assets	1,127,712
Net realized loss on foreign currency transactions	(293,160)
Total net realized gain/(loss) from Private Assets and foreign currency	834,552

Net change in unrealized appreciation/(depreciation) on Private Assets	20,438,524
Net change in unrealized appreciation/(depreciation)	20,438,524
NET REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON PRIVATE ASSETS AND FOREIGN CURRENCY TRANSACTIONS	21,273,076
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,035,483

See Notes to Consolidated Financial Statements.

8	www.areswmsresources.com

Ares Private Markets Fund	Consolidated Statement of Changes in Net Assets

		For the Period
	For the Six	April 1, 2022
	Months Ended	(Commencement of
	September 30, 2023	Operations) to
	(Unaudited)	March 31, 2023
OPERATIONS
Net investment loss	$(4,237,593)	$(3,436,437)
Net realized gain/(loss) from Private Assets and foreign currency transactions	834,552	1,016,163
Net change in unrealized appreciation/(depreciation) from Private Assets and deferred tax liability	20,438,524	28,366,329
Net increase in net assets resulting from operations	17,035,483	25,946,055

DISTRIBUTIONS
Class I	–	(3,887,437)
Class D	–	(4,760)
Class A	–	–
Net decrease in net assets from distributions	–	(3,892,197)

CAPITAL SHARE TRANSACTIONS
Class I
Proceeds from shares issued	54,132,550	291,598,691 (a)
Reinvestment of distributions	–	36,285
Net increase from capital share transactions	54,132,550	291,634,976
Class D
Proceeds from shares issued	2,860,000	1,540,000
Reinvestment of distributions	–	430
Net increase from capital share transactions	2,860,000	1,540,430
Class A
Proceeds from shares issued	100,000	–
Net increase from capital share transactions	100,000	–
Net increase in net assets from capital share transactions	57,092,550	293,175,406

NET ASSETS
Beginning of period (Note 1)	315,329,264	100,000
End of period	$389,457,297	$315,329,264

Fund Share Transactions
Class I
Seed Shares (Note 1)	–	4,000
Shares Sold	1,981,944	11,644,960
Reinvestment of distributions	–	1,464
Repurchase of shares	–	–
Net increase in shares outstanding	1,981,944	11,650,424
Class D
Shares Sold	105,452	60,669
Reinvestment of distributions	–	17
Repurchase of shares	–	–
Net increase in shares outstanding	105,452	60,686
Class A
Shares Sold	3,628	–
Repurchase of shares	–	–
Net increase in shares outstanding	3,628	–

(a)     Includes contribution in-kind in the amount of $120,355,474. See Note 1 for additional information

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2023	9

Ares Private Markets Fund	Consolidated Statement of Cash Flows
For the Six Months Ended September 30, 2023 (Unaudited)

For the Six Months Ended
September 30, 2023
(Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$17,035,483
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of Private Assets	(58,615,934)
Distributions received from Private Assets	11,041,667
Net purchases of short-term investments	(6,262,413)
Net realized (gain)/loss on Private Assets	(1,127,712)
Net change in unrealized (appreciation)/depreciation on Private Assets	(20,438,524)
(Increase)/Decrease in Assets:
Interest receivable	90,506
Due from Adviser	1,013,906
Prepaid expenses and other assets	(110,485)
Increase/(Decrease) in Liabilities:
Advisory fees payable	285,052
Administration and fund accounting fees payable	11,181
Transfer agent fees payable	(10,040)
Distribution and shareholding servicing fee payable	1,885
Trustees fees and expenses payable	13,308
Administrative fee reimbursement payable to Adviser	119,982
Incentive fee payable	(319,364)
Interest payable	107,512
Accrued expenses and other liabilities	118,408
Net cash used in operating activities	(57,045,582)

Cash Flows from Financing Activities:
Proceeds from shares issued	57,092,550
Net cash provided by financing activities	57,092,550

Net change in cash & cash equivalents	$46,968
Cash & cash equivalents, end of period	$46,968

Supplemental disclosure of non-cash operating and financing activities:
Reinvestment of distributions	$–
In-kind contributions, investments (at fair value) (See Note 1)	$–
Distribution/Purchase-In-Kind from Private Assets	$–

See Notes to Consolidated Financial Statements.

10	www.areswmsresources.com

Ares Private Markets Fund - Class I	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

			For the Period
	For the Period		April 1, 2022
	Ended		(Commencement
	September 30,		of operations) to
	2023 (Unaudited)		March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$26.93		$25.00

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.33)		(0.32)
Net realized and unrealized gain on investments	1.62		2.61
Total income from investment operations	1.29		2.29

DISTRIBUTIONS
From net investment income	–		–
From net realized gain on investments	–		(0.36)
Total distributions	–		(0.36)

NET ASSET VALUE, END OF PERIOD	$28.22		$26.93

TOTAL RETURN	4.79	%(b)	9.27%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$768,367		$313,698

RATIOS TO AVERAGE NET ASSETS(c)
Ratio of gross expenses to average net assets(d)	4.05	%(e)	4.66%
Ratio of expense waiver/reimbursements to average net assets	(0.74	)%(e)	(2.66)%
Ratio of net expenses to average net assets(d)	3.30	%(e)	2.00%
Net investment loss	(2.41	)%(e)	(1.26)%

CREDIT FACILITIES
Aggregate principal amount, end of period (000’s)(f)	N/A		N/A
Asset coverage, end of period per $1,000(f)	N/A		N/A

SENIOR SECURITIES
Liquidation value amount, end of period (000’s)(g)	N/A		N/A
Asset coverage, end of period per $1,000(g)	N/A		N/A

PORTFOLIO TURNOVER RATE	0%		0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Total returns for periods of less than one year are not annualized.

(c)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering expenses and Incentive Fees are not annualized for the period April 1, 2022 to March 31, 2023

(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.25% and 1.40%, for the period ended September 30, 2023 and the period from April 1, 2022 through March 31, 2023, respectively.

(e)	Annualized.

(f)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not utilize the credit facility.

(g)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2023	11

Ares Private Markets Fund - Class D	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

		For the Period
	For the Period	September 1, 2022
	Ended	(Commencement
	September 30,	of operations) to
	2023 (Unaudited)	March 31, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$26.87	$25.14

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.42)	(0.56)
Net realized and unrealized gain on investments	1.67	2.65
Total income from investment operations	1.25	2.09

DISTRIBUTIONS
From net investment income	–	–
From net realized gain on investments	–	(0.36)
Total distributions	–	(0.36)

NET ASSET VALUE, END OF PERIOD	$28.12	$26.87

TOTAL RETURN(b)	4.65%	8.45%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$9,332	$1,631

RATIOS TO AVERAGE NET ASSETS(c)(e)
Ratio of gross expenses to average net assets(d)	4.66%	4.12%
Ratio of expense waiver/reimbursements to average net assets	(0.68)%	(1.49)%
Ratio of net expenses to average net assets(d)	3.98%	2.63%
Net investment loss	(3.06)%	(2.16)%

CREDIT FACILITIES
Aggregate principal amount, end of period (000’s)(f)	N/A	N/A
Asset coverage, end of period per $1,000(f)	N/A	N/A

SENIOR SECURITIES
Liquidation value amount, end of period (000’s)(g)	N/A	N/A
Asset coverage, end of period per $1,000(g)	N/A	N/A

PORTFOLIO TURNOVER RATE	0%	0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Total returns for periods of less than one year are not annualized.

(c)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests. Organizational, offering expenses and Incentive Fees are not annualized for the period April 1, 2022 to March 31, 2023

(d)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.25% and 1.40%, for the period ended September 30, 2023 and the period from April 1, 2022 through March 31, 2023, respectively.

(e)	Annualized.

(f)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not utilize the credit facility.

(g)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

12	www.areswmsresources.com

Ares Private Markets Fund - Class A	Consolidated Financial Highlights
For a Share Outstanding Throughout the Period Presented

For the Period
August 1, 2023
(Commencement
of operations) to
September 30,
2023 (Unaudited)
NET ASSET VALUE, BEGINNING OF PERIOD	$26.97

INCOME FROM INVESTMENT OPERATIONS
Net investment loss(a)	(0.20)
Net realized and unrealized gain on investments	1.40
Total income from investment operations	1.20

DISTRIBUTIONS
From net investment income	–
From net realized gain on investments	–
Total distributions	–

NET ASSET VALUE, END OF PERIOD	$28.17

TOTAL RETURN(b)	4.44%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)	$204

RATIOS TO AVERAGE NET ASSETS(c)(d)
Ratio of gross expenses to average net assets(e)	6.20%
Ratio of expense waiver/reimbursements to average net assets	(0.53)%
Ratio of net expenses to average net assets(e)	5.67%
Net investment loss	(4.21)%

CREDIT FACILITIES
Aggregate principal amount, end of period (000’s)(f)	N/A
Asset coverage, end of period per $1,000(f)	N/A

SENIOR SECURITIES
Liquidation value amount, end of period (000’s)(g)	N/A
Asset coverage, end of period per $1,000(g)	N/A

PORTFOLIO TURNOVER RATE	0%

(a)	Per share numbers have been calculated using the average shares method.

(b)	Total returns for periods of less than one year are not annualized.

(c)	The ratios do not include investment income or expenses of the Portfolio Funds (as defined in Note 1) in which the Fund invests.

(d)	Annualized.

(e)	If Incentive Fees had been excluded, the expense ratios would have decreased by 1.25%.

(f)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not utilize the credit facility.

(g)	For the periods ended September 30, 2023 and March 31, 2023, the Fund did not issue any senior securities.

See Notes to Consolidated Financial Statements.

Semi-Annual Report | September 30, 2023	13

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

1. ORGANIZATION

Ares Private Markets Fund (the “Fund”) was organized as a Delaware statutory trust on July 28, 2021 and commenced operations on April 1, 2022. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified, management investment company. The Fund currently offers three separate classes of shares of beneficial interest designated as Class A, Class D, and Class I shares (“Shares”). Each class of Shares is subject to different fees and expenses. The Fund’s investment objective is to seek attractive long-term capital appreciation. In pursuing its investment objective, the Fund invests in an actively managed portfolio of private equity and other private assets (collectively, “Private Assets”). The Fund may gain access to Private Assets through a number of different approaches, including: (i) secondary purchases of interests in private equity and other private asset funds managed by unaffiliated asset managers (“Portfolio Funds”), including through privately negotiated transactions, from investors in a Portfolio Fund or directly from the Portfolio Fund (“Secondary Investments”); (ii) primary investments in Portfolio Funds (“Primary Investments”); and (iii) direct investments in the equity or debt of private companies, including investments alongside private equity firms (“Direct Investments/Co-Investments”). The Fund invests principally in Secondary Investments and, to a lesser degree, in Primary Investments and Direct Investments/Co-Investments, although the allocation among those types of investments may vary from time to time. The Fund may also invest a portion of its assets in a portfolio of liquid assets, including cash and cash equivalents, and may invest in liquid fixed-income securities and other credit instruments, and other investment companies, including exchange traded funds.

For the period from July 28, 2021 to April 1, 2022, the Fund had no operations, except for matters relating to the Fund’s organization, the registration of the Shares under the Securities Act of 1933, as amended, and the sale and issuance of 4,000 Class I shares to Ares Investment Holdings LLC, an affiliate of the Adviser, at an initial net asset value of $25.00 per share on March 1, 2022 for a total of $100,000. On April 1, 2022, the Fund received a cash contribution of $75,000,000 from Ares Management Corporation, for which it received 3,000,000 Class I Shares, as well as cash contributions of $63,943,209 and an in-kind contribution of limited partnership interests, with a fair value of $120,355,474, from two other financial institutions (collectively, the “Seed Investors") for which the Seed Investors received 7,371,948 Class I Shares.

On September 20, 2023, the Fund entered into two agreements (the "Purchase and Sale Agreements"), pursuant to which the Fund, subject to the satisfaction of certain closing conditions, would acquire a secondaries portfolio of invested and unfunded private equity limited partner interests (the "Portfolio") from a private fund managed by an unaffiliated private equity sponsor (the "Seller") for cash consideration (the "Acquisition Transaction"). The Board, including a majority of the Independent Trustees, has unanimously approved the Acquisition Transaction.

As of the pricing date for the Acquisition Transaction, the Portfolio had a net asset value of approximately $316.1 million and unfunded commitments of approximately $146.8 million. The Fund expects to acquire the Portfolio through a series of closings anticipated to be completed prior to June 30, 2024. The Fund, however, cannot assure Shareholders or potential investors that the Acquisition Transaction will be consummated as scheduled, or at all, and any investment decision with respect to the Fund should be made independent of the consummation of the Acquisition Transaction.

The Purchase and Sale Agreements contain customary representations and warranties of the Fund and the Seller, including, among others, corporate organization, corporate authority and absence of conflicts, third party consents and approvals, reports and regulatory matters, financial statements, compliance with law and legal proceedings, taxes, insurance and investment assets. While there can be no assurances as to the exact timing, or that the Acquisition Transaction will be completed at all, the Fund is working to complete the Acquisition Transaction by the end of the second quarter of 2024. The consummation of the Acquisition Transaction is subject to certain conditions, including, among others, consent of the general and limited partners of the Seller, as well as the consents of the general partners of the limited partnerships comprising the Portfolio.

Ares Capital Management II LLC (the “Adviser”), a wholly owned subsidiary of Ares Management Corporation, is responsible for the day-to-day management of the Fund’s assets. Investments in the Fund may be made only by eligible investors that are both “accredited investors” as defined in Section 501(a) of Regulation D under the Securities Act of 1933, as amended, and “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company and therefore applies the guidance of ASC Topic 946, Financial Services - Investment Companies. The consolidated financial statements reflect all adjustments and reclassifications, which, in the opinion of management, are necessary for the fair presentation of the results of operations and financial condition as of and for the periods presented. All intercompany balances and transactions have been eliminated. The following is a summary of significant accounting policies used in preparing the consolidated financial statements.

14	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

Consolidation of a Subsidiary – The consolidated financial statements of the Fund include Ares Landmark Private Markets Fund-D, LLC, Ares Landmark Private Markets Fund-D Blocker, LLC (the "Sub Fund"), Ares Private Markets Fund Blocker, LLC, and Ares Private Markets Fund-ND LLC all wholly- owned subsidiaries of the Fund. As of September 30, 2023, the total value of Portfolio Funds held by the subsidiaries was $349,541,672, $0, $0, and $848,175, respectively, or approximately 90%, 0%, 0%, and 0.1%, respectively, of the Fund’s net assets.

Use of Estimates – The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Fund believes that these estimates utilized in preparing the financial statements are reasonable and prudent; however, actual results could differ from these estimates.

Income Taxes – It is the policy of the Fund to qualify as a regulated investment company (“RIC”) by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

Cash – Cash consists of monies held in a non-interest bearing account at UMB Bank, N.A. Such amounts, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Valuation – The Fund values its investments monthly at fair value consistent with the principles of ASC Topic 820, Fair Value Measurements. The Fund has formal valuation policies and procedures (the “Valuation Procedures”), which have been approved by the Fund's Board of Trustees (the "Board"). The Adviser was designated as the Valuation Designee (the "Valuation Designee") for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities. The Fund uses net asset value (“NAV”) as a practical expedient to determine the fair value of its investments in Portfolio Funds. Ordinarily, the fair value of a Portfolio Fund held by the Fund is based on the NAV of that Portfolio Fund reported by its investment manager. If the Adviser determines that the most recent NAV reported by the investment manager of a Portfolio Fund does not represent the fair value or if the investment manager of a Portfolio Fund fails to report a NAV to the Fund, a fair value determination is made by the Adviser with oversight from the Board in accordance with the Fund’s valuation procedures. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. For investments that do not have readily determinable fair values and for which it is not possible to use NAV as a practical expedient, the Adviser will review and value such investments using one or more of the following types of analyses:

●	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and/or other factors for investments with similar characteristics.

●	Discounted cash flow analysis, including a terminal value or exit multiple.

●	The cost of the investment, if the cost is determined to best approximate the fair value of the investment.
●	Valuations implied by third-party investment in similar assets or issuers.

Short-term Investments – Short-term investments represent investments in money market instruments and money market mutual funds, and are recorded at NAV per share which approximates fair value. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. There are no restrictions on the short-term investments held by the Fund.

Income Recognition and Expenses – Income is recognized on an accrual basis as earned. Expenses are recognized on an accrual basis as incurred. Distributions from Portfolio Funds occur at irregular intervals and the exact timing of the distributions cannot be determined. The classification of distributions received, including return of capital, realized gains and dividend income, is based on information received from the investment manager of the Portfolio Fund. The change in unrealized appreciation on investments and foreign currency translation within the Consolidated Statement of Operations includes the Fund's share of unrealized gains and losses, realized undistributed gains and losses and the undistributed net investment income or loss on investments for the relevant period.

Shareholders’ Allocation – The Fund currently offers Class A, Class D and Class I shares (See Note 6). Realized and unrealized gains and losses and net investment income, excluding class specific expenses, if any, are allocated to each class of common shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Semi-Annual Report | September 30, 2023	15

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

Dividends and Distributions - Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

Foreign Currency – Assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of investments and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized gain/(loss) and change in unrealized appreciation/(depreciation) from Private Assets and foreign currency transactions in the Consolidated Statement of Operations.

3. FAIR VALUE MEASUREMENTS

The Fund follows the provisions of ASC 820-10, Fair Value Measurements and Disclosures ("ASC 820-10"), which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Fund to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Fund has considered its principal market as the market in which the Fund exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

The three-tier hierarchy of inputs is summarized below:

-	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

-	Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. Level 2 inputs also include quoted prices for similar assets and liabilities in active markets, and quoted prices for identical or similar assets and liabilities in markets that are not active.

-	Level 3 – Significant unobservable inputs for the financial instrument (including management’s own assumptions in determining the fair value of investments).

Investments in Portfolio Funds are recorded at fair value, using the Portfolio Funds’ net asset value as a “practical expedient,” in accordance with ASC 820-10.

Investments in Portfolio Funds generally are restricted securities that are subject to substantial holding periods and are not traded in public markets. Accordingly, the Fund may not be able to resell or realize some of its investments for extended periods, which may be several years. The types of Portfolio Funds that the Fund may make investments in include Primary and Secondary Investments.

The fair value relating to certain underlying investments of these Portfolio Funds, for which there is no public market, has been estimated by the respective Portfolio Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a public market for the investments existed. These differences could be material.

The Fund may also make Direct Investments/Co-Investments, which may include debt and/or equity securities issued by operating companies and are typically made as investments alongside a private equity fund.

16	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

The following table is a summary of information about the levels within the fair valuation hierarchy at which the Fund’s investments are measured as of September 30, 2023:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Short-Term Investments	$51,755,166	$–	$–	$51,755,166
Total	$51,755,166	$–	$–	$51,755,166

The Fund held Portfolio Funds with a fair value of $350,389,847, that in accordance with ASC 820, are excluded from the fair value hierarchy as of September 30, 2023, as investments in Portfolio Funds valued at net asset value, as a "practical expedient", are not required to be included in the fair value hierarchy.

A listing of Private Asset types held by the Fund and related attributes, as of September 30, 2023, are shown in the below table:

Investment			Unfunded	Redemption	Notice Period	Redemption
Category	Investment Strategy	Fair Value	Commitments	Frequency*	(In Days)	Restrictions Terms**
	Investments in an
Direct	operating company					Liquidity in the form of
Investments/	alongside					distributions from Private
Co-Investments	other investors	$2,843,878	$–	None	N/A	Asset investments

	Investments in					Liquidity in the form of
Primary	newly established					distributions from Private
Investments	Portfolio Funds	5,841,627	14,644,221	None	N/A	Asset investments

	Investments in existing
	Portfolio Funds that
	are typically					Liquidity in the form of
Secondary	acquired in privately					distributions from Private
Investments	negotiated transactions	341,704,342	60,462,635	None	N/A	Asset investments
Totals		$350,389,847	$75,106,856

*	The information summarized in the table above represents the general terms for the specified investment type. Individual Private Asset investments may have terms that are more or less restrictive than those terms indicated for the investment type as a whole. In addition, most Private Asset investments have the flexibility, as provided for in their constituent documents, to modify and waive such terms.

**	Distributions from Private Asset investments occur at irregular intervals, and the exact timing of distributions from Private Asset investments cannot be determined. It is estimated that distributions will occur over the life of the Private Asset investments.

4. INVESTMENT ADVISORY SERVICES AND OTHER AGREEMENTS

Advisory Agreement

In consideration of the advisory services provided by the Adviser, the Fund pays the Adviser a quarterly advisory fee at an annual rate of 1.40% based on the value of the Fund’s Managed Assets (as defined below) calculated and accrued monthly as of the last business day of each month (the “Advisory Fee”). “Managed Assets” means the total assets of the Fund (including any assets attributable to any borrowings or other indebtedness or preferred shares that may be issued) minus the Fund’s liabilities, other than liabilities relating to borrowings or other indebtedness. For purposes of determining the Advisory Fee payable to the Adviser, the value of the Fund's Managed Assets is calculated prior to the inclusion of the Advisory Fee and Incentive Fee (as defined below), if any, payable to the Adviser or to any purchases or repurchases of Shares of the Fund or any distributions by the Fund. The Advisory Fee is payable in arrears within 5 business days after the completion of the net asset value computation for the quarter. The Fund bears all other costs and expenses of its operations and transactions as set forth in its investment advisory and management agreement with the Adviser (the "Investment Advisory and Management Agreement"). For the six months ended September 30, 2023, the Fund incurred Advisory Fees of $2,452,226.

Incentive Fee

The Adviser entered into the Investment Advisory and Management Agreement with the Fund that began with the commencement of operations on April 1, 2022. Pursuant to the Investment Advisory and Management Agreement, at the end of each calendar quarter, the Adviser is entitled to receive an incentive fee equal to 12.5% of the difference, if positive, between (i) the net profits of the Fund for the relevant period and (ii) the balance, if any, of the Loss Recovery Account (as defined below) at the start of the relevant period (the “Incentive Fee”). For the purposes of the Incentive Fee, the term “net profits” means (i) the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) plus (ii) the aggregate distributions accrued during the period. For the six months ended September 30, 2023, the Fund incurred Incentive Fees of $2,192,319.

Semi-Annual Report | September 30, 2023	17

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

Loss Recovery Account

The Fund maintains a memorandum account (the "Loss Recovery Account"), which had an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Net losses are defined as the amount by which the net asset value of the Fund on the last day of the relevant period is less than the net asset value of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses). For the avoidance of doubt, any change in the net asset value of the Fund directly as a result of subscriptions or redemptions during each measurement period is not included for the purposes of "net profits" or "net losses" calculations. Prior to September 26, 2023, the Loss Recovery Account was permitted to be reset on a trailing four-quarter measurement period, with such measurement period commencing at the conclusion of the first calendar quarter of the Fund's operations (i.e., June 30, 2022). As a result, the only reset of the Loss Recovery Account occurred on June 30, 2023. This reset had no impact on the Loss Recovery Account, as the Loss Recovery Account had no balance as of June 30, 2023. The Fund's net losses maintained on its Loss Recovery Account will not be reset after July 1, 2023.

Services Provided by the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser.

In addition to the fees and expenses to be paid by the Fund under the Investment Advisory and Management Agreement, the Adviser and its affiliates are entitled to reimbursement by the Fund of the Adviser's and its affiliates' cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such accounting, legal, clerical, compliance or administrative and similar oversight services to the Fund (which costs may include an allocation of overhead including rent and the allocable portion of the compensation and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. For the six months ended September 30, 2023, the Fund incurred costs for such services in the amount of $848,130, which is reflected in the Consolidated Statement of Operations.

Expense Limitation Agreement

Pursuant to an Expense Limitation Agreement with the Fund, the Adviser has agreed to waive fees that it would otherwise be paid, and/or reimburse the Fund, if required to ensure that annual operating expenses (excluding (i) the Advisory Fee; (ii) the Incentive Fee; (iii) any Distribution and Servicing Fee; (iv) all fees and expenses of Portfolio Funds and Direct Investments in which the Fund invests (including all acquired fund fees and expenses); (v) transactional costs associated with consummated and unconsummated transactions, including legal costs and brokerage commissions, associated with the acquisition, disposition and maintenance of investments in Portfolio Funds, Direct Investments, exchange-traded funds and other investments; (vi) interest; (vii) taxes; (viii) brokerage commissions; (ix) dividend and interest expenses relating to short sales; and (x) extraordinary expenses (expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence)) do not exceed 0.30% per annum of the average monthly net assets of each class of the Fund's Shares. With respect to each class of Shares, the Fund had agreed to repay the Adviser any fees waived under the Expense Limitation Agreement or any expenses the Adviser reimburses in excess of the Expense Limitation Agreement for such class of Shares, provided the repayments do not cause annual operating expenses for that class of Shares to exceed the expense limitation in place at the time the fees were waived and/or the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Adviser, whichever is lower. Any such repayments must be made within three years after the year in which the Adviser incurred the expense. The Expense Limitation Agreement has a term ending on November 1, 2024, and the Adviser may extend the term for a period of one year on an annual basis, subject to the approval of the Board, including a majority of the members of the Board that are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”).

For the six months ended September 30, 2023, the Adviser reimbursed expenses in the amount of $1,302,210, which is reflected in fees waived and reimbursed on the Consolidated Statement of Operations, which are subject for recoupment. At September 30, 2023, the amounts outlined below are available for recoupment:

Expiration Period
Less than 1 year	–
1-2 years	$2,001,731
2-3 years	$3,397,108
Total	$5,398,839

18	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

Trustee Fees

Each Independent Trustee is paid an annual retainer of $62,000. In addition, the Fund will pay an additional annual fee of $8,000 to the Chairperson of the Audit Committee and an additional annual fee of $5,000 for the Chairperson of the Nominating and Governance Committee. For the six months ended September 30, 2023, the Fund incurred Trustee fees and expenses in the amount of $159,967 which are reflected in Trustees' fees and expenses in the Consolidated Statement of Operations.

The Fund's officers are appointed by the Trustees and oversee the management of the day-to-day operations of the Fund under the supervision of the Board. All of the officers of the Fund are directors, officers or employees of the Adviser or its affiliates. Certain of the Trustees and officers of the Fund are also directors and officers of other investment companies managed or advised by the Adviser or its affiliates.

Administration Agreement

ALPS Fund Services, Inc. ("ALPS") serves as administrator to the Fund. Under an Administration and Fund Accounting Agreement with the Fund, ALPS is responsible for calculating the net asset value of the Fund and its Managed Assets, as well as providing additional fund accounting and fund administration services to the Fund.

Transfer Agent Agreement

DST Asset Manager Solutions, Inc. ("DST") serves as the transfer agent to the Fund. Under the Services Agreement with the Fund, DST is responsible for maintaining all shareholder records of the Fund.

ALPS and DST are wholly-owned subsidiaries of SS&C Technologies Holdings, Inc., a publicly traded company listed on the NASDAQ Global Select Market.

Distribution Agreement

Ares Wealth Management Solutions, LLC ("AWMS"), an affiliate of the Adviser, acts as distributor for the Shares. Under a Distribution Agreement with the Fund, AWMS pays its own costs and expenses connected with the offering of Shares. Class A and Class D Shares are subject to an ongoing distribution and shareholder servicing fee (the "Distribution and Servicing Fee") to compensate financial industry professionals for distribution-related expenses, if applicable, and providing ongoing services in respect of shareholders who own Class A or Class D Shares of the Fund. Class A Shares and Class D Shares pay a Distribution and Servicing Fee to AWMS at an annual rate of 0.85% and 0.25%, respectively, based on the aggregate net assets of the Fund attributable to such class. For purposes of determining the Distribution and Servicing Fee, net asset value will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable for shareholder servicing. Class I Shares are not subject to a Distribution and Servicing Fee. For the six months ended September 30, 2023, Class D Shares incurred Distribution and Servicing Fees of $3,748, and Class A Shares incurred Distribution and Servicing Fees of $109, which are reflected in Distribution and shareholder servicing fees-Class D and Distribution and shareholder servicing fees - Class A, on the Consolidated Statement of Operations, respectively.

Custodian Agreement

UMB Bank, N.A. ("UMB"), serves as custodian to the Fund. Under a Custody Agreement with the Fund, UMB is responsible for the holding and safekeeping of the Fund's assets.

Investments in Class A Shares are sold subject to a sales charge of up to 3.50% of the investment. Class D and Class I Shares are not subject to a sales charge. A 2.00% early repurchase fee may be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder's purchase of the shares. The Fund operates under an "opt-out" dividend reinvestment plan, pursuant to which the Fund's distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund held by the shareholder unless the investor elects to receive its distribution in cash.

5. REVOLVING CREDIT FACILITY

The Fund has a revolving credit agreement, as amended from time to time (the “Credit Facility”), with Barclays Bank PLC (the “Lender”) that can be increased with the consent of the Lender with at least 12 business days prior notice. As of September 30, 2023, the Credit Facility permitted borrowings up to $40,000,000 and has a maturity date of April 22, 2027. The purpose of the Credit Facility is to provide working capital to the Fund to manage its liquidity needs, including acting as warehouse financing for the Fund’s acquisition of Private Assets. The Credit Facility has an interest rate equal to the secured overnight financing rate plus 2.85%, per annum and a commitment fee that varies depending on the amount outstanding. There were no borrowings under the Credit Facility during the six months ended September 30, 2023. For the six months ended September 30, 2023, the Fund incurred upfront and unused fees of $250,546, which is reflected in Credit facility fees on the Consolidated Statement of Operations.

Semi-Annual Report | September 30, 2023	19

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

6. PURCHASE OF SHARES

The Fund accepts initial and additional purchases of Shares as of the first business day of each calendar month at the Fund’s then-current net asset value per Share of each respective share class (determined as of the close of business on the last business day of the immediately preceding month). The minimum initial investment in the Fund by any investor is $25,000 with respect to Class A Shares and Class D Shares, and $1,000,000 with respect to Class I Shares. With respect to Class I shares, the Board has approved a minimum initial investment of $25,000 for Trustees of the Fund and employees of Ares and vehicles controlled by such employees. The minimum additional investment in the Fund by any investor is $5,000, except for additional purchases pursuant to the dividend reinvestment plan. Class A Shares are sold at the public offering price, which is the net asset value of a Class A Share plus an initial maximum 3.50% sales charge. Class D Shares and Class I Shares are not subject to any initial sales charge. The Fund reserves the right to reject any subscription for Shares.

7. REPURCHASE OF SHARES

The Fund expects to conduct repurchase offers quarterly pursuant to written tenders to shareholders. The Adviser recommends to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets on a quarterly basis. A shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000. Such minimum ownership requirement may be waived by the Board, in its sole discretion. If such requirement is not waived by the Board, the Fund may redeem all of the shareholder’s Shares. To the extent a shareholder seeks to tender all of the Shares they own and the Fund repurchases less than the full amount of Shares that the shareholder requests to have repurchased, the shareholder may maintain a balance of Shares of less than $10,000 following such Share repurchase.

A 2.00%, of NAV early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the Shares. An early repurchase fee payable by a shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund. To the extent the Fund determines to waive, impose scheduled variations of, or eliminate an early repurchase fee, it will do so consistently with the requirements of Rule 22d-1 under the 1940 Act, and the Fund’s waiver of, scheduled variation in, or elimination of, the early repurchase fee will apply uniformly to all shareholders regardless of Share class. There can be no assurance that the Fund will conduct repurchase offers in any particular period and shareholders may be unable to tender Shares for repurchase for an indefinite period of time. During the six months ended September 30, 2023, no Shares were tendered.

8. INVESTMENT TRANSACTIONS

Total purchases of Private Asset investments (excluding short-term investments) for the six months ended September 30, 2023 amounted to $68,235,356. Total proceeds from the sale, redemption, or other disposition of Private Asset investments (excluding short-term investments) for the six months ended September 30, 2023 amounted to $0.

9. FEDERAL AND OTHER TAX INFORMATION

The Fund intends to distribute all or substantially all of its taxable income to shareholders and to comply with the other requirements of Subchapter M of the Code, applicable to RICs. Accordingly, no provision for U.S. federal income taxes is required. If the Fund were to fail to meet the requirements of Subchapter M to qualify as a RIC, and if the Fund were ineligible to or otherwise unable to cure such failure, the Fund would be subject to tax on its taxable income at corporate rates, whether or not distributed to shareholders, and all distributions out of earnings and profits would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC under Subchapter M. The Fund intends to comply with the requirements under Subchapter M and to distribute substantially all of its taxable income and gains to shareholders and to meet certain diversification and income requirements with respect to its underlying investments. The Fund has adopted September 30 as its tax year end. Differences arise in the computation of shareholders’ capital for financial reporting in accordance with U.S. GAAP and shareholders’ capital for federal and state income tax reporting. These differences are primarily due to the fact that change in unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes. The cost of the underlying investments for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the underlying investments.

In accounting for income taxes, the Fund follows the guidance in FASB ASC Codification 740, Accounting for Uncertainty in Income Taxes (“ASC 740”). ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the consolidated financial statements. Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. During the six months ended September 30, 2023, the Fund did not incur any interest or penalties.

20	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

The Sub-Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. Under current law, the Sub-Fund is not eligible to elect treatment as a RIC. However, the amount of taxes paid by the Sub-Fund will vary depending on the amount of capital appreciation of its investments and such taxes will reduce a Fund shareholders return from an investment in the Fund.

Since the Sub-Fund will be subject to taxation on the capital appreciation of its investments, the NAV of the Shares will also be reduced by the accrual of any deferred tax liabilities. As a result, the Fund's after tax performance would be impacted.

The Sub-Fund will accrue deferred income taxes for any future tax liability associated with capital appreciation of its investments. Upon the sale of an investment, the Sub-Fund may be liable for previously deferred taxes. The Sub-Fund will rely to some extent on information, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Sub-Fund’s deferred tax liability as new information becomes available. The Sub-Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Sub-Fund is currently using a Federal tax rate net of state benefit of 19.95% and an estimated state tax rate of 5.00%.

For the period ended March 31, 2023, the provision (benefit) for income taxes consisted of the following:

Current
Federal	—
State	—
$—

Deferred
Federal	318,678
State	79,869
398,547

Total	$398,547

Significant components of the Sub-Fund's deferred income tax assets and liabilities as of March 31, 2023 consisted of the following:

Deferred tax liability
Unrealized gain	398,547
Total deferred tax liability	398,547

Net deferred tax liability	$398,547

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect the applicable tax characterization. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnership investments. These amounts will be finalized before filing the Fund’s federal tax return.

Semi-Annual Report | September 30, 2023	21

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities due to temporary book/tax differences arising primarily 2022 from partnership investments. These amounts will be finalized before filing the Fund's federal tax return. For the period ended September 30, 2022, permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes and net operating losses. These reclassifications have no effect on total NAV or NAV per Share. For the period ended September 30, 2022, the following amounts were reclassified:

Paid-in Capital	$(585,650)
Distributable Earnings/(Losses)	585,650

As of March 31, 2023, no adjustments were made to book cost for book/tax differences. The cost of Portfolio Funds and unrealized appreciation/ (depreciation) as of the period ended were as follows:

Cost of investments for tax purposes	$279,335,907
Gross tax unrealized appreciation	50,112,503
Gross tax unrealized depreciation	(12,325,735)
Net tax unrealized appreciation (depreciation) on investments	$37,786,768

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	—
Undistributed long-term capital gains	—
Tax accumulated earnings	—
Accumulated capital and other losses	—
Unrealized appreciation	276,107
Late year ordinary losses	—
Other temporary differences	(34,603)
Distributable net earnings	$241,504

As of September 30, 2022, the Fund had no capital loss carryforwards.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

10. RISK FACTORS

General Investment Risks. There is no assurance that the investments held by the Fund will be profitable, that there will be proceeds from such investments available for distribution to shareholders, or that the Fund will achieve its investment objective. An investment in the Fund is speculative and involves a high degree of risk.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Fund may be subject to a relatively high level of management risk because the Fund invests in Private Assets. The Fund's allocation of its investments across Portfolio Funds, Direct Investments and other portfolio investments representing various strategies, geographic regions, asset classes and sectors may vary significantly over time based on the Adviser's analysis and judgment. It is possible that the Fund will focus on an investment that performs poorly or underperforms other investments under various market conditions.

Closed-End Fund Structure; Liquidity Limited to Periodic Repurchases of Shares. An investment in the Fund, unlike an investment in a traditional listed closed-end fund, should be considered illiquid. The Shares are appropriate only for investors who are comfortable with investment in less liquid or illiquid portfolio investments within an illiquid fund. Unlike open-end funds (commonly known as mutual funds), which generally permit redemptions on a daily basis, the Shares will not be redeemable at a shareholder's option. Unlike stocks of listed closed-end funds, the Shares are not listed, and are not expected to be listed, for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares in the foreseeable future.

Restrictions on Transfers. Transfers of Shares may be made only with consent of the Fund, which may be withheld in the Fund's sole discretion. Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability.

22	www.areswmsresources.com

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

Non-Diversified Status. The Fund is a "non-diversified" investment company for purposes of the 1940 Act, which means it is not subject to percentage limitations under the 1940 Act on assets that may be invested in the assets of any one issuer. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Valuation Risk. The Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Fund invests are valued at prices that the Fund is unable to obtain upon sale due to factors such as incomplete data, market instability, human error, or, with respect to securities for which there are no readily available market quotations, the inherent difficulty in determining the fair value of certain types of investments. The Adviser may, but is not required to, use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value.

A substantial portion of the Fund's assets consist of Portfolio Funds and Direct Investments for which there are no readily available market quotations. The information available in the marketplace for such companies, their securities and the status of their businesses and financial conditions is often extremely limited, outdated and difficult to confirm. Such securities are valued by the Adviser at fair value as determined pursuant to the Adviser's valuation policies and procedures.

The value at which the Fund's investments can be liquidated may differ, sometimes significantly, from the valuations assigned by the Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. The Fund invests a significant amount of its assets in Private Assets for which no public market exists. There can be no guarantee that the Fund's investments could ultimately be realized at the Fund's valuation of such investments.

The Fund's net asset value is a critical component in several operational matters including computation of the Advisory Fee, the Incentive Fee and the Distribution and Servicing Fee, and determination of the price at which the Shares will be offered and at which a repurchase offer will be made. Consequently, variance in the valuation of the Fund's investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase offer and the number of Shares an investor will receive upon investing in the Fund.

11. DIVIDEND REINVESTMENT PLAN

The Fund operates under a dividend reinvestment plan (“DRIP”) administered by DST. Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund.

Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating shareholder. A shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to DST. Shareholders who elect not to participate in the DRIP will receive all distributions in cash paid to the shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by DST 30 days prior to the record date of the distribution or the shareholder will receive such distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to shareholders are automatically reinvested in full and fractional Shares as described below.

When the Fund declares a distribution, DST, on the shareholder’s behalf, will receive additional authorized Shares from the Fund either newly issued or repurchased from shareholders by the Fund and held as treasury stock. The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s net asset value per Share for the relevant class of Shares.

DST will maintain all shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. DST will hold Shares in the account of the shareholders in non-certificated form in the name of the participant, and each shareholder’s proxy, if any, will include those Shares purchased pursuant to the DRIP.

In the case of Shareholders, such as banks, brokers or nominees, that hold Shares for others who are beneficial owners participating under the DRIP, DST will administer the DRIP on the basis of the number of Shares certified from time to time by the record Shareholder as representing the total amount of Shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRIP.

Neither DST nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRIP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which Shares are purchased or sold for the participants account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.

Semi-Annual Report | September 30, 2023	23

Ares Private Markets Fund	Notes to Consolidated Financial Statements
September 30, 2023 (Unaudited)

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. The Fund may elect to make non-cash distributions to Shareholders. Such distributions are not subject to the DRIP, and all Shareholders, regardless of whether or not they are participants in the DRIP, will receive such distributions in additional Shares of the Fund.

The Fund reserves the right to amend or terminate the DRIP. There is no direct service charge to participants with regard to purchases under the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the participants.

12. INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

13. COMMITMENTS AND CONTINGENCIES

As of September 30, 2023, the Fund had outstanding capital commitments to Private Assets totaling $75,106,856.

14. SUBSEQUENT EVENTS

Effective October 2, 2023, there were subscriptions to the Fund in the amount of $0 for Class A Shares, $430,000 for Class D Shares and $43,310,600 for Class I Shares. Effective November 1, 2023, there were subscriptions to the Fund in the amount of $0 for Class A Shares, $665,000 for Class D Shares and $23,532,300 for Class I Shares. Through the date the consolidated financial statements were issued, there have not been any additional subscriptions to the Fund.

The Fund has evaluated subsequent events through the date the consolidated financial statements were issued, and has determined that there were no other subsequent events that require disclosure in or adjustment to the consolidated financial statements or the accompanying notes.

24	www.areswmsresources.com

Ares Private Markets Fund	Additional Information
September 30, 2023 (Unaudited)

PROXY VOTING POLICIES AND PROCEDURES

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 882-8212 or on the Securities and Exchange Commission’s (“SEC”) website at sec.gov.

Proxy Voting Record

Information regarding how the Adviser voted proxies related to the Fund’s portfolio holdings, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund 866-324-7348 or by accessing the Fund’s Form N-PX on the SEC’s website at sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES AND ADDITIONAL FUND INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC website at sec.gov. or without charge and upon request by calling the Fund at 866-324-7348.

The Fund makes public certain information about its investments. For more information about the Fund, visit https://areswmsresources.com/investment-solutions/apmf/. Here you will find the Fund’s most recently available fact sheets and other information about the Fund. The information posted on the Fund’s website is subject to change without notice.

Semi-Annual Report | September 30, 2023	25

Ares Private Markets Fund	Approval of Investment Advisory and Management Agreement
September 30, 2023 (Unaudited)

The Fund previously entered into an Investment Advisory and Management Agreement (the "Agreement") that was effective as of February 24, 2022. The Board, a majority of whom are Independent Trustees, approved a revision to the Agreement at an in-person meeting held on September 26, 2023.

The primary purpose of the revision to the Agreement was to amend Exhibit A thereof to revise the calculation of the Incentive Fee by eliminating a reset mechanism to the “loss recovery account.” Under the terms of the Agreement, the Incentive Fee payable to the Adviser is calculated on the positive difference between the net profits of the Fund for the relevant period and a “loss recovery account,” which is a memorandum account that has an initial balance of zero and is (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. The effect of the loss recovery account is to ensure that the Incentive Fee is paid to the Adviser only after the Fund has recouped any losses realized during the relevant period. Prior to the amendment of the Agreement, the loss recovery account was permitted to be reset on a trailing four-quarter measurement period. As a result, any losses incurred prior to the reset would not be taken into account when calculating the Incentive Fee. The elimination of the reset feature means that the Incentive Fee will not be earned unless there is cumulative net profitability of the Fund, consistent with the terms of the Agreement.

In connection with the consideration of the revision to the Agreement, the Independent Trustees met with their independent legal counsel in executive session, and their independent legal counsel reviewed with the Independent Trustees a memorandum outlining the legal duties of the Board under the 1940 Act and applicable state law and discussed the factors outlined by the federal courts as relevant to a board's consideration of the approval of an investment advisory agreement. All of the Trustees present at the meeting, including all of the Independent Trustees present, approved the revisions to the Agreement for the remainder of the Agreement’s initial two-year term.

In considering whether to approve the amendment of the Agreement, the Board reviewed certain information provided to the Board by the Adviser in advance of the meeting, and supplemented orally at the meeting, including, among other things: (1) information related to the effect of the elimination of the loss recovery account reset mechanism and the fact that elimination of the loss recovery account reset mechanism would not increase the amount of Incentive Fee payable by the Fund, and, in certain circumstances, could reduce such a fee; (2) a memorandum from Fund counsel discussing the availability of certain no-action relief from the staff of the Securities and Exchange Commission that permits amendments to investment advisory agreements without first receiving shareholder approval; and (3) confirmation that certain information previously provided to the Board as part of the initial approval of the Agreement had not materially changed. In addition, the Board took into account the information provided at its prior, regularly scheduled Board meetings. The Independent Trustees determined that the information provided was sufficiently responsive to the Independent Trustees’ request to permit the Board to consider the approval of the revision of the Agreement.

In determining whether to approve the revision to the Agreement, the Board, including the Independent Trustees, considered the following:

(a)	The nature, extent and quality of services provided by the Adviser — With respect to the nature, extent and quality of services provided by the Adviser, the Board noted that no changes to the nature, extent and quality of the services provided by the Adviser were expected as a result of the amendment of the Agreement. The Board also noted that the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser that are involved with the Fund would not change. In addition, the quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, were also not affected by the modification of the Agreement. Based on its review, the Board concluded that, overall, the nature, extent and quality of services provided to the Fund under the proposed revision to the Agreement continued to be satisfactory.

(b)	Investment performance of the Fund and the Adviser — With respect to investment performance, it was noted that the change to the method of calculating the Incentive Fee would be neutral or reduce the amount of the Incentive Fee paid to the Adviser, and could potentially result in increased Fund performance due to the potential reduction in expenses. The Board took notice of the fact that the Fund was still within the initial two-year term of the Agreement, such that the Fund had not yet compiled a sufficiently detailed comparative performance record, but noted that the Fund’s performance to date was adequate.

(c)	Cost of the services provided and profits realized by the Adviser from the relationship with the Fund — The Board noted that the changes to the Agreement would be neutral or reduce the Incentive Fee charged by the Adviser, and as a consequence could have a neutral effect on Adviser profitability or could reduce Adviser profitability. It was also noted that the Adviser had agreed to provide the Board with profitability information in connection with future proposed continuances of the Agreement.

(d)	Economies of scale and whether fee levels reflect these economies of scale — The Board recognized that, because the Fund was still within the initial term of the Agreement, economies of scale were difficult to measure and identify at this stage. The Board noted that it would consider the realization of economies of scale as the Fund's asset base grows and in subsequent Board meetings.

26	www.areswmsresources.com

Ares Private Markets Fund	Approval of Investment Advisory and Management Agreement
September 30, 2023 (Unaudited)

(e)	Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients — In evaluating the management fees and expenses, the Board took notice of its previous considerations of fees charged by comparable funds and that there had been no material changes to the information supporting those conclusions, and noted the effect the amendment to the Agreement would have on the amount of Incentive Fees the Adviser would be entitled to receive.

(f)	Benefits derived or to be derived by the Adviser from its relationship with the Fund — The Board also considered the extent to which benefits, other than the fees pursuant to the Agreement, might accrue to the Adviser and its affiliates from their relationships with the Fund, including reputational and other benefits from their association with the Fund, noting no changes since the Board's initial consideration of the Agreement.

Conclusion

No single factor was identified as being determinative to the Board decision. After discussion, the Board, including a majority of the Independent Trustees, concluded that the terms of the revised Agreement were fair and reasonable, that the fees under the Agreement are reasonable in light of the services provided to the Fund, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment, and the revised Agreement was approved.

Semi-Annual Report | September 30, 2023	27

ARES | WEALTH MANAGEMENT SOLUTIONS

www.areswmsresources.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual reports.

Item 6. Investments.

(a)            The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSRS.

(b)            Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual reports.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Not applicable to semi-annual reports.

(a)(3) Not applicable to semi-annual reports.

(a)(4) Not applicable to semi-annual reports.

(b) There have been no changes to the portfolio managers identified in the most recently filed annual report on Form N-CSR (811-23727) for Ares Private Markets Fund (the “Fund”).

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees during the period covered by this Form N-CSRS filing.

Item 11. Controls and Procedures.

(a)	The Fund’s Principal Executive Officer and Principal Financial Officer have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSRS based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended, (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable for this filing.

(a)(2)	The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(b)	The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Fund has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ARES PRIVATE MARKETS FUND

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Fund and in the capacities and on the dates indicated.

By:	/s/ Barry Miller
Barry Miller
Chief Executive Officer and President
(Principal Executive Officer)

Date:	December 6, 2023

By:	/s/ Tina St. Pierre
Tina St. Pierre
Chief Financial Officer, Principal Accounting Officer and Treasurer

Date:	December 6, 2023